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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 2000, relating to the financial statements of Pegaso Telecommunicaciones, S.A. de C.V., which appears in Leap Wireless International, Inc.'s Annual Report on Form 10-K/A Amendment No. 2 for the year ended August 31, 1999.


PricewaterhouseCoopers


Mexico City, Mexico
November 21, 2000